UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-1004
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
November 18, 2008

(Date of Report (Date of Earliest Event Reported))
LA-Z-BOY INCORPORATED

(Exact name of registrant as specified in its charter)

MICHIGAN	1-9656	38-0751137

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

1284 North Telegraph Road, Monroe,
Michigan	48162-3390

(Address of principal executive offices)	Zip Code
Registrant’s telephone number, including area code (734) 242-1444
None

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
During the quarterly conference call on November 19, 2008, we advised listeners that our November 18, 2008 press release mistakenly stated that the goodwill impairment charge from the second quarter of fiscal 2008 was $0.11 per share. The correct goodwill impairment charge was $0.07 per share as reported in the prior year’s second quarter press release.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LA-Z-BOY INCORPORATED

(Registrant)

Date: November 19, 2008

BY:	/S/ Margaret L. Mueller

Margaret L. Mueller
Corporate Controller